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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2000 relating to the financial statements and financial statement schedule of Symphonix Devices, Inc., which appears in Symphonix Devices Inc.'s Annual Report on Form 10-K/A Amendment No. 2 for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP

San Jose, California
November 15, 2001